                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                AMENDED FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  MARCH 1, 2000
                Date of Report (Date of earliest event reported)


                                     0-25881
                            (Commission file number)


                                 NETSTAFF, INC.
             (Exact name of registrant as specified in its charter)


          INDIANA                                      35-2065470
(State or other jurisdiction                  (I.R.S. Employer Identification)
     of incorporation)

                     168 SOUTH PARK, SAN FRANCISCO, CA 94107
               (Address of principal executive offices) (Zip Code)


                                  415-908-1000
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        On March 1, 2000, NetStaff, Inc. (the "Company") changed its independent accountant from Tubbs & Bartnick, P.A., to Arthur Yorkes & Company. Tubbs & Bartnick, P.A. declined to stand for re-election as the Company's accountants.

        The reports on the financial statements of the Company Tubbs & Bartnick, P.A were not subject to an adverse, qualified or disclaimer of opinion during the past two fiscal years or any interim period through March 1, 2000.

        The decision to change accountants was approved by the Company's Board of Directors.

        There were no disagreements with Tubbs & Bartnick P.A., related to accounting principles or practices, financial statement disclosure, or audit scope or procedure during the past two fiscal years or any interim period through March 1, 2000.

        The Company has provided a copy of this disclosure to Tubbs & Bartnick, P.A., and requested from it a letter, addressed to the SEC, stating whether it agrees with the above statements. A copy of that letter, dated April 24, 2000, is filed as Exhibit 16.1 to this Form 8-K.

        On March 16, 2000, the Company formally engaged Arthur Yorkes & Company as its new independent accountants. Arthur Yorkes & Company had acted as independent accountants for NetStaff, Inc., a Delaware corporation ("NetStaff Delaware"), that was merged into the Company in December 1999, with the Company as the surviving entity. At the time, the Company believed that the change to Arthur Yorkes & Company would provide continuity of review and audit of its substantive business operations as reflected in its consolidated financial statements.

        On April 14, 2000, the Company accepted the resignation of Arthur Yorkes & Company as its independent accountants. Although Arthur Yorkes & Company had been the accountants for NetStaff Delaware, it had not audited or rendered a report on the Company's financial statements for either of the past two years. The reports on the financial statements of NetStaff Delaware by Arthur Yorkes & Company did not contain an adverse, qualified or disclaimer of opinion during the past two fiscal years or any interim period through April 14, 2000.

        The decision to change accountants was approved by the Company's Board of Directors on April 17, 2000.

        There were no disagreements with Arthur Yorkes & Company, related to accounting principles or practices, financial statement disclosure, or audit scope or procedure during the past two fiscal years or any interim period through April 14, 2000.

        The term "disagreements" as used in this statement means any disagreement between personnel of the Company responsible for presentation of the Company's financial statements and personnel of Arthur Yorkes & Company responsible for rendering Arthur Yorkes & Company's report on the Company's financial statements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Arthur Yorkes & Company, would have caused Arthur Yorkes & Company to make reference to the subject matter of the disagreement in connection with their opinion if one had been rendered.

        During the engagement of Arthur Yorkes & Company, the Company and Arthur Yorkes & Company had discussed appropriate accounting treatment for certain license fees the Company received, resulting from its grant of a ten-year license to a third-party to commercialize the Company's business plan and processes in a specific territory (South Africa), pursuant to a license agreement, dated September 21, 1999. The possible accounting for this transaction was reviewed and evaluated by Management in the first quarter of 2000 and by Arthur Yorkes & Company during its engagement in the March 2000 period. Arthur Yorkes & Company considered that the most likely treatment was equity. In addition, during this period of review and evaluation, the Company sought additional advice from Stark Tinter & Associates, regarding the accounting treatment and reporting of the license fees. At the conclusion of the review by Arthur Yorkes & Company and Stark Tinter & Associates, all parties (including Management) agreed that the most appropriate method of accounting for the fees was as equity. The Company has recorded and will report the license fees as agreed.

        The Company was notified on April 24, 2000, that its former accountants, Arthur Yorkes & Company, after acceptance of its resignation, had directed a letter to the SEC, pursuant to Section 10A(a) of the Securities Exchange Act of 1934. The Company disagrees with the substance and content of that letter.

        The Company has provided a copy of this disclosure to Arthur Yorkes & Company and requested from it a letter, addressed to the SEC, stating whether or not it agrees with the above statements. A copy of that letter, dated May 3, 2000, is filed as Exhibit 16.2 to this Form 8-K.

        On April 17, 2000, the Company engaged Stark Tinter & Associates as its new independent accountants. The Company had previously consulted with Stark Tinter & Associates as set forth above. Stark Tinter & Associates provided oral advice to the Company that was an important factor considered by the Company in reaching a decision as to the accounting issue, as it agreed with, and confirmed, the advice received by the Company from Arthur Yorkes & Company. The decision to change accountants was prompted by the ability of Stark Tinter & Associates to provide audit services to the Company at a level of expertise required by a public reporting company and a commitment on its part of resources to complete the audit.

        The Company requested that Stark Tinter & Associates review this disclosure before its being filed with the SEC and provided Stark Tinter & Associates the opportunity to furnish the Company with a letter addressed to the SEC containing any new information, clarification of the Company's expression of its views or the respects in which it does not agree with the statements made herein. The Company did not receive any such letter, and Stark Tinter & Associates has orally advised the Company that it is in agreement with the statements made herein as they pertain to Stark Tinter & Associates.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

        16.1 Letter from Tubbs & Bartnick, P.A., dated April 24, 2000, regarding change in accountants.

        16.2 Letter from Arthur Yorkes & Company, dated May 3, 2000, regarding change in accountants.


                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   May 4, 2000


                                            NETSTAFF, INC.

                                            By:    /s/ PATRICK RYLEE
                                              ----------------------------------
                                                Patrick Rylee
                                                CEO and President






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EXHIBIT INDEX



Exhibit Number     Exhibit
--------------     -------
16.1               Letter from Tubbs & Bartnick, P.A., dated April 24, 2000,
                   regarding change in accountants.

16.2 Letter from Arthur Yorkes & Company, dated May 3, 2000, regarding change in accountants.